UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2019

HL ACQUISITIONS CORP.

(Exact Name of Registrant as Specified in Charter)

British Virgin Islands	001-38563	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

499 Park Avenue, 12th Floor New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 486-8100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary share, one right, and one redeemable warrant	HCCHU	The Nasdaq Stock Market LLC
Ordinary Shares, no par value	HCCH	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one ordinary share	HCCHR	The Nasdaq Stock Market LLC
Redeemable warrants, each exercisable for one ordinary share at an exercise price of $11.50 per share	HCCHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 17, 2019, HL Acquisitions Corp., a British Virgin Islands business company (“HL”), entered into Sale and Purchase Agreement (“Agreement”) by and among HL, Chi Energie (Singapore) Pte. Ltd., a limited private company organized and existing under the laws of the Republic of Singapore (“Chi”), and Sila Energy Holding Limited, the sole shareholder of Chi (“Seller”), which is affiliated with Ajay Khandelwal, one of the directors of HL. Pursuant to the Agreement, Seller will sell to HL all of the outstanding equity interests of Chi in exchange for ordinary shares and warrants of HL (the “Business Combination”).

Chi, through a local JV partnership, is developing a modular liquified natural gas (LNG) business to supply the remote power, oil field service and transportation sectors in Oman.

Consideration

Under the Agreement, in exchange for all of the outstanding equity interests of Chi, Seller will receive: (i) 775,000 ordinary shares of HL (“Purchase Shares”), (ii) three-year warrants to purchase 3,000,000 ordinary shares of HL at an exercise price of $10.33 per share (“Class I Warrants”) and (iii) three-year warrants to purchase 4,000,000 ordinary shares of HL at an exercise price of $15.00 per share (“Class II Warrants”). HL has received the opinion of RMK Maritime Capital, LLC that (i) the aggregate merger consideration to be issued by the Company in the Business Combination pursuant to the Agreement is fair, from a financial point of view, to the Company and (ii) Chi has a fair market value equal to at least 80% of the balance in HL’s trust account.

Additionally, HL Acquisitions Holdings LLC and Metropolitan Capital Partners V, LLC (the “Founders”) will enter into an agreement (“Founder Agreement”) to forfeit 200,000 ordinary shares of HL in exchange for the issuance of Class I Warrants to purchase 600,000 ordinary shares of HL. The Founders will also agree to forfeit up to an aggregate of up to 579,364 ordinary shares of HL, with the number of shares to be forfeited to be determined based on the amount of cash remaining in HL’s trust account after deducting all amounts to be paid to HL’s shareholders exercising their conversion rights and after adding all amounts raised by or on behalf of HL in private financings (with half of the shares forfeited by the Founders to be cancelled and the other half of such shares to be transferred to the Seller).

Cancellation of Unit Purchase Options

EarlyBirdCapital has agreed to enter into an amendment (“UPO Amendment”) on behalf of itself and the other holders of unit purchase options of HL issued in HL’s initial public offering to exchange the unit purchase options for 50,000 ordinary shares of HL at the closing of the Business Combination (the “Closing”).

Amendment of HL Warrants

Upon the approval of the holders of HL’s currently outstanding warrants, HL will enter into a warrant amendment agreement pursuant to which each outstanding warrant will represent the right to receive 0.1 of an Ordinary Share of HL on the closing date, rather than being exercisable to purchase one ordinary share of HL (the “Warrant Amendment”). HL has agreed to call a meeting of the holders of outstanding warrants in connection with the transaction and recommend that such warrant holders vote in favor of the Warrant Amendment, which is a condition to the Closing.

Indemnification

The Agreement provides for mutual indemnification by the Seller and HL for breaches of their respective representations, warranties and covenants. Claims for indemnification may be asserted once damages exceed a $2.5 million threshold and will be reimbursable to the full extent of the damages from the first dollar. Claims for indemnification must be brought before the earlier of (i) 30 days after HL files its Annual Report on Form 10-K for the fiscal year ending December 31, 2021 and (ii) April 1, 2022.

To provide a source of funds for Seller’s indemnification of HL, 116,250 of the Purchase Shares (the “Escrow Shares”) will be deposited into escrow with Continental Stock Transfer & Trust Company acting as escrow agent. To provide a source of funds for HL’s indemnification of Seller, HL will reserve for issuance an additional 116,250 ordinary shares of HL (the “Indemnification Pool”). Other than with respect to actual fraud or intentional or willful misrepresentation or omission or, each of HL’s and Seller’s right to indemnification will be its sole remedy with respect to any and all claims for money damages arising out of or relating to the Agreement. The Escrow Shares will provide the sole source of funds for HL’s indemnification right and the Indemnification Pool will provide the sole source of funds for Seller’s indemnification right.

The Business Combination is expected to be consummated in the first quarter of 2020, following receipt of the required approval by the HL shareholders and warrant holders and the fulfillment of other conditions.

The following summaries of the Agreement and the other agreements to be entered into by the parties are qualified in their entirety by reference to the text of the Agreement and agreements entered into in connection therewith. The Agreement is attached as an exhibit hereto and incorporated herein by reference.

Representations and Warranties

The Agreement contains representations and warranties of HL, the Seller and Chi relating to, among other things, proper organization and similar corporate matters; capital structure of each constituent company; the authorization, performance and enforceability of the Agreement; licenses and permit; taxes; financial information and absence of undisclosed liabilities; holding of leases and ownership of real property, personal property, and intellectual property; contracts; title to, and condition of, assets; absence of certain changes; employee matters; compliance with laws; and absence of litigation.

Covenants

The Agreement includes customary covenants of the parties with respect to their respective business operations prior to consummation of the business combination, confidentiality and exclusivity, and efforts to satisfy conditions to the consummation of the Business Combination.

The Agreement also contains additional covenants of the parties, including, among others, covenants providing for HL, Chi and Seller to cooperate in the preparation of the proxy statement required to be prepared in connection with the business combination for HL shareholders to vote on the proposed business combination and HL warrant holders to vote on the Warrant Amendment (the “Proxy Statement”).

Conditions to Closing

General Conditions

Consummation of the Business Combination is conditioned on approval of the Agreement and contemplated transactions by HL’s shareholders and approval of the Warrant Amendment by HL’s warrant holders. In addition, the consummation of the transactions is conditioned upon, among other things:

●	all waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended shall have expired and no order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any governmental authority or statute, rule or regulation that is in effect and prohibits or enjoins the consummation of the Transactions;

●	HL having at least $5,000,001 of net tangible assets remaining immediately prior to or upon the Closing, after taking into account payments to holders of HL’s ordinary shares that properly demanded that HL redeem their ordinary shares for their pro rata share of the trust account;

●	no material adverse effect with respect to HL or Chi shall have occurred between the date of the Agreement and the Closing; and

●	the execution and delivery of an escrow agreement with respect to the Escrow Shares, a Registration Rights Agreement (defined below) and other ancillary agreements required by the Agreement.

Chi’s and Seller’s Conditions to Closing

The obligations of Chi and Seller to consummate the Business Combination are also conditioned upon, among other things:

●	the accuracy of the representations and warranties of HL (subject to certain bring-down standards);

●	performance of the covenants of HL required by the Agreement to be performed on or prior to the closing;

●	HL having at least $39,000,000 in cash, net of disbursements to HL public shareholders who elect to have their ordinary shares converted to cash, and together with any funds raised by or for the benefit of HL in financings prior to the Closing;

●	resignations and appointments of certain officers and directors as specified in the Agreement;

●	the consummation of the Founder Agreement; and

●	the consummation of the UPO Amendment.

HL’s Conditions to Closing

The obligations of HL to consummate the business combination are also conditioned upon, among other things:

●	the accuracy of the representations and warranties of Chi and Seller (subject to certain bring-down standards);

●	performance of the covenants of Chi and Seller required by the Agreement to be performed on or prior to the closing; and

●	any outstanding insider loans from Chi to its insiders shall have been repaid by the insiders.

Waivers

HL, Chi or Seller may waive any inaccuracies in the representations and warranties made to such party contained in the Agreement or in any document delivered pursuant to the Agreement and waive compliance with any agreements or conditions for the benefit of itself or such party contained in the Agreement or in any document delivered pursuant to the Agreement. Notwithstanding the foregoing, pursuant to HL’s current amended and restated memorandum and articles of association, HL cannot consummate the Business Combination if it has less than $5,000,001 of net tangible assets remaining immediately prior to or upon the Closing after taking into account payments to holders of HL ordinary shares that properly demanded that HL convert their ordinary shares for their pro rata share of the trust account.

Termination

The Agreement may be terminated as follows:

●	by mutual written consent of HL and Seller;

●	by either HL or Seller if the Business Combination is not consummated on or before June 15, 2020, provided that the right to terminate the Agreement will not be available to any party whose action or failure to act has been a principal cause of or primarily resulted in the failure of the Business Combination to occur on or before such date and such action or failure to act constitutes a breach of the Agreement;

●	by either HL or Seller if a governmental entity shall have issued an order, decree or ruling or taken any other action, in any case having the effect of permanently restraining, enjoining or otherwise prohibiting the business combination, which order, decree, judgment, ruling or other action is final and non-appealable;

●	by either HL or Seller if, at the HL meetings called to approve the Business Combination and Warrant Amendment, the Business Combination or Warrant Amendment fails to be approved by the required vote (subject to any adjournment or recess of the meeting);

●	by either HL or Seller if HL has less than $5,000,001 of net tangible assets remaining immediately prior to, or upon the Closing of, after taking into account payments to holders of HL ordinary shares that properly demanded that HL redeem their ordinary shares for their pro rata share of the trust account; or

●	by either HL or Seller if the other party has breached any of its covenants or representations and warranties in any material respect which cannot be cured or, if curable, and has not been cured within thirty days of the notice of an intent to terminate, provided that the terminating party is itself not in material breach.

Registration Rights Agreement

Prior to the Closing, Seller will enter into an agreement (“Registration Rights Agreement”) with HL pursuant to which Seller will be granted certain rights to have registered, in certain circumstances, the resale under the Securities Act of 1933, as amended, of the Purchase Shares and ordinary shares underlying the Class I and Class II Warrants to be held by Seller, subject to certain conditions set forth therein.

Management of HL after the Transaction

After the Business Combination, HL’s board of directors will consist of seven directors, two of whom will be appointed by the Founders, two of whom will be appointed by the Seller and the remaining three will be appointed by mutual agreement of HL and Seller or remain vacant. The executive officers of Chi will retain their positions with Chi and will become officers of HL after the Closing.

Item 7.01 Regulation FD Disclosure.

The information set forth below under this Item 7.01, including exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Press Release

Attached as Exhibit 99.1 to this Current Report on Form 8-K is the press release issued by the parties related to the proposed transactions.

Additional Information

COMMENCING SHORTLY AFTER THE FILING OF THIS CURRENT REPORT ON FORM 8-K, HL INTENDS TO HOLD PRESENTATIONS FOR CERTAIN OF ITS SHAREHOLDERS, AS WELL AS OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING HL’S SECURITIES, IN CONNECTION WITH THE PROPOSED TRANSACTION WITH CHI, AS DESCRIBED IN THIS CURRENT REPORT ON FORM 8-K. THIS CURRENT REPORT ON FORM 8-K, INCLUDING SOME OR ALL OF THE EXHIBITS HERETO, MAY BE DISTRIBUTED TO PARTICIPANTS AT SUCH PRESENTATIONS.

HL AND CHI AND THEIR RESPECTIVE DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES OF HL’S SHAREHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTIONS UNDER SEC RULES. INVESTORS AND SECURITY HOLDERS MAY OBTAIN MORE DETAILED INFORMATION REGARDING THE NAMES AND INTERESTS IN THE PROPOSED TRANSACTIONS OF HL’S DIRECTORS AND OFFICERS IN HL’S FILINGS WITH THE SEC, INCLUDING HL’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JUNE 30, 2019, WHICH WAS FILED WITH THE SEC ON SEPTEMBER 10, 2019. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM HL’S SHAREHOLDERS IN CONNECTION WITH THE PROPOSED TRANSACTIONS WILL BE SET FORTH IN THE PROXY STATEMENT FOR THE PROPOSED TRANSACTIONS THAT HL INTENDS TO FILE WITH THE SEC. ADDITIONAL INFORMATION REGARDING THE INTERESTS OF PARTICIPANTS IN THE SOLICITATION OF PROXIES IN CONNECTION WITH THE PROPOSED TRANSACTIONS WILL BE INCLUDED IN THE PROXY STATEMENT.

INVESTORS AND SECURITY HOLDERS OF HL AND CHI ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. HL’S DEFINITIVE PROXY STATEMENT WILL BE MAILED TO SHAREHOLDERS OF HL AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE PROPOSED TRANSACTIONS, AND WILL BE MAILED TO WARRANT HOLDERS OF HL AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE WARRANT AMENDMENT, AND SECURITY HOLDERS WILL BE ABLE TO OBTAIN FREE COPIES OF THE PROXY STATEMENT AND OTHER DOCUMENTS CONTAINING IMPORTANT INFORMATION ABOUT HL AND CHI, ONCE SUCH DOCUMENTS ARE FILED WITH THE SEC, THROUGH THE WEBSITE MAINTAINED BY THE SEC AT WWW.SEC.GOV. COPIES OF THE DOCUMENTS FILED WITH THE SEC BY HL, WHEN AND IF AVAILABLE, CAN BE OBTAINED FREE OF CHARGE BY DIRECTING A WRITTEN REQUEST TO HL ACQUISITIONS CORP., 499 PARK AVENUE, 12TH FLOOR, NEW YORK, NY 10022.

ADDITIONAL INFORMATION AND FORWARD-LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K AND THE EXHIBITS HERETO ARE NOT A PROXY STATEMENT OR SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED TRANSACTIONS AND SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES NOR SHALL THERE BE ANY SALE OF ANY SUCH SECURITIES IN ANY STATE OR JURISDICTION IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF SUCH STATE OR JURISDICTION.

THIS CURRENT REPORT ON FORM 8-K AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS”. ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS.

NEITHER HL NOR CHI UNDERTAKE ANY OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE, EXCEPT AS REQUIRED BY LAW. IMPORTANT FACTORS, AMONG OTHERS, THAT MAY AFFECT ACTUAL RESULTS INCLUDE CHI’S ABILITY TO EXECUTE ON ITS BUSINESS PLANS AND CHI’s ESTIMATES OF EXPENSES AND FUTURE REVENUES AND PROFITABILITY. OTHER FACTORS INCLUDE THE POSSIBILITY THAT THE PROPOSED TRANSACTIONS DO NOT CLOSE, INCLUDING DUE TO THE FAILURE TO RECEIVE REQUIRED SECURITY HOLDER APPROVALS, OR THE FAILURE OF OTHER CLOSING CONDITIONS.

THIS CURRENT REPORT ON FORM 8-K AND THE EXHIBITS HERETO ARE NOT INTENDED TO BE ALL-INCLUSIVE OR TO CONTAIN ALL THE INFORMATION THAT A PERSON MAY DESIRE IN CONSIDERING AN INVESTMENT IN HL AND ARE NOT INTENDED TO FORM THE BASIS OF ANY INVESTMENT DECISION IN HL.

ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS WILL BE CONTAINED IN HL’S FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING HL AND CHI, THE PROPOSED TRANSACTIONS OR OTHER MATTERS AND ATTRIBUTABLE TO HL OR ANY PERSON ACTING ON ITS BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER HL NOR CHI UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED, EXCEPT AS REQUIRED BY APPLICABLE LAW.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description
2.1	Sale and Purchase Agreement, dated as of December 17, 2019, by and among HL Acquisitions Corp., Chi Energie (Singapore) Pte. Ltd., and Sila Energy Holding Limited *

99.1	Press release dated December 17, 2019

*	Certain exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). HL agrees to furnish supplementally a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2019	HL ACQUISITIONS CORP.

	By:	/s/ Jeffrey E. Schwarz
Jeffrey E. Schwarz
Chief Executive Officer